Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report (the “Report”) of Connexa Sports Technologies Inc. (the “Company”) on Form 10-K for the year ended April 30, 2022 as filed with the Securities and Exchange Commission on the date hereof, I, Mike Ballardie, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2023

By:	/s/ Mike Ballardie
Mike Ballardie
President and Chief Executive Officer
(Principal Executive Officer)